UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

MARATHON DIGITAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100 Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 Entry into a Material Definitive Agreement

On July 28, 2022, Marathon Digital Holdings, Inc. (the “Company”) entered into a Revolving Credit and Security Agreement (the “Agreement”) with Silvergate Bank (the “Bank”) pursuant to which Silvergate has agreed to loan the Company up to $100,000,000 on a revolving basis pursuant to the terms of the Agreement and the $100,000,000 principal amount revolving credit note issued by the Company in favor of the Bank under the Agreement (“Note”). The terms of the facility (“RLOC”) set forth in the Agreement and Note are as follows:

Initial Term:	Termination is on August 5, 2024.

Availability:	The RLOC shall be made available from time to time to the Company for periodic draws (provided no event of default then exists) from its closing date up to and including the termination date of the Agreement.

Origination Fee:	0.35% of the Loan Commitment to the Bank (or $350,000); due at RLOC closing (and on each anniversary if the RLOC continues for more than one year).

Unused Commitment Fee:	0.25% per annum of the portion of the unused Loan Commitment, payable monthly in arrears.

Renewal:

The RLOC may be renewed annually by agreement between the Bank and the Company, subject to (without limitation): (i) Company makes a request for renewal, in writing, no less than sixty (60) days prior to the then current maturity date, (ii) no event of default then exists, (iii) Company provides all necessary documentation to extend the RLOC, (iv) Company has paid all applicable fees related to the loan renewal, and (v) the Bank has approved such extension request according to its internal credit policies as determined by the Bank in its sole and absolute discretion.

Interest Rate and Payments:	Interest only to be paid monthly, with principal all due at maturity. The interest rate is defined as the higher of (i) the Floor Rate and (ii) Prime Rate plus the Applicable Margin. “Floor Rate” shall mean, as of any date of determination: (a) five and one-quarter percent (5.25%) for any days during an Interest Period the LTV Ratio is less than forty percent (40%), (b) six percent (6.00%) for any days during an Interest Period the LTV Ratio is greater than or equal to forty percent (40%) and less than fifty-five percent (55%), and (c) six and three-quarter percent (6.75%) for any day. The Applicable Margin means at any time: (a) one and one-quarter percent (1.25%) for any days during an Interest Period the LTV Ratio is less than forty (40%), (b) two percent (2.00%) for any days during an Interest Period the LTV Ratio is greater than or equal to 40% and less than fifty-five percent (55%), and (c) two and three-quarter percent (2.75%) for any days during an Interest Period the LTV Ratio is greater than or equal to fifty-five percent (55%).

Collateral:	The RLOC will be secured by a pledge of a sufficient amount of Company’s right, title and interest in and to bitcoin stored in a custody account for the benefit of the Bank (the “Collateral Account”). the Bank will establish a Collateral Account with a regulated custodial entity (the “Custodian”) that has been approved by the Bank. the Bank and Custodian will have a custodial agreement to perfect the security interest in the pledged Collateral Account which, among other things, allows for 1) the Bank to monitor the balance of the Collateral Account and 2) allows the Bank to have exclusive control over the Collateral Account including liquidation of the collateral in the event of Company’s default under the terms of the RLOC. the Bank may also file a UCC financing statement on the pledged collateral.

Minimum Advance Rate:	At origination, the Company must ensure the Collateral Account balance has sufficient bitcoin to cause a Loan to Value (the “LTV”) ratio of 65% (or less) (“Minimum Advance Rate”) on the unpaid principal balance of the RLOC. If at any time the LTV ratio exceeds 75%, the Company must bring the rate of advance to the Minimum Advance Rate.

Covenants:	The Company must maintain a minimum adjusted net worth of $350,000,000. The Company must maintain a minimum liquidity of $25,000,000.

On that same date, the Company entered into a Term Credit and Security Agreement (“Term Loan Agreement”) and Term Credit Note with the Bank with the following terms:

Initial Term:	Termination is on August 5, 2024.

Availability:	Up to $100,000,000.00 with $50,000,000.00 to be made as of the Closing Date (the “Initial Draw”), and $50,000,000.00 to be made, at Borrower’s request, on or before April 25, 2023 (the “Delayed Draw”), and subject to satisfaction of the conditions set forth in the Term Loan Agreement.

Fees:	An origination fee of $150,000.00 and a contingent draw fee in the amount of $250,000.00 (the, “Contingent Draw Fee”) upon the execution of the Term Loan Agreement. This Contingent Draw Fee will be refunded to the Company if it borrows the Delayed Draw by no later than November 25, 2022.

Interest Rate and Payments:	Interest, which shall be due on the principal amount of the loan, at the higher of 5.75% and the Prime Rate plus 1.75%, only to be paid monthly, with principal all due at maturity.

Collateral:	The Term Loan will be secured by a pledge of a sufficient amount of Company’s right, title and interest in and to bitcoin stored in a custody account for the benefit of the Bank (the “Collateral Account”). the Bank will establish a Collateral Account with a regulated custodial entity (the “Custodian”) that has been approved by the Bank. the Bank and Custodian will have a custodial agreement to perfect the security interest in the pledged Collateral Account which, among other things, allows for 1) the Bank to monitor the balance of the Collateral Account and 2) allows the Bank to have exclusive control over the Collateral Account including liquidation of the collateral in the event of Company’s default under the terms of the Term Loan. the Bank may also file a UCC financing statement on the pledged collateral.

Covenants:	The Company must maintain a minimum adjusted net worth of $350,000,000. The Company must maintain a minimum liquidity of $25,000,000.

ITEM 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2022

MARATHON DIGITAL HOLDINGS, INC.

By:	/s/ Hugh Gallagher
Name:	Hugh Gallagher
Title:	Chief Financial Officer